================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of report (Date of earliest event reported) August 9, 1999


                  Salmon Brothers Mortgage Securities VII, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


 Delaware                            333-72647-07        13-3439681
--------------------------------------------------------------------------------
(State or Other Jurisdiction         (Commission         (IRS Employer
of Incorporation)                    File Number)        Identification No.)



 388 Greenwich Street, New York, New York                      10013
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code  (212) 783-5635



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

================================================================================

Item 5.  Other Events.

It is expected that during August 1999, a single series of certificates, entitled, Salomon Brothers Mortgage Securities VII, Inc, Commercial Mortgage Pass-Through Certificates, Series 1999-C1 (the "Certificates"), be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Salomon Brothers Mortgage Securities VII, Inc. (the "Registrant"), GMAC Commercial Mortgage Corporation as Master Servicer, BNY Asset Solutions LLC as Special Servicer, Salomon Brothers Realty Corp. and Llama Capital Mortgage Company Limited Partnership as Mortgage Loan Sellers and The Chase Manhattan Bank as Trustee and Tax Administrator. Certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-72647-07) and sold to Salomon Smith Barney Inc. ("SSBI") and Banc of America Securities LLC ("BAS"; and together with SSBI, the "Underwriters") pursuant to an underwriting agreement (the "Underwriting Agreement") to be entered into by and between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, SSBI has advised the Registrant that it has furnished to prospective investors certain information attached hereto as Exhibit 99.1 that may be considered "Computational Materials" (as defined in the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         The Computational Materials and ABS Term Sheets attached hereto have been prepared and provided to the Registrant by SSBI. The information in such Computational Materials and ABS Term Sheets is preliminary and will be superseded by the final Prospectus Supplement relating to the Underwritten Certificates and by any other information subsequently filed with the Commission. To the extent any Computational Materials and ABS Term Sheets previously filed by the Registrant with respect to the Underwritten Certificates are inconsistent with the Computational Materials and ABS Term Sheets attached hereto, such previously filed Computational Materials and ABS Term Sheets are superseded by the Computational Materials and ABS Term Sheets attached hereto.


Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.  Description

99.1 Computational Materials and ABS Term Sheets prepared by Salomon Smith Barney Inc.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


 Date:   August 9, 1999


                                   SALOMON BROTHERS MORTGAGE
                                      SECURITIES VII, INC.


                                   By: /s/ Angela Hutzel
                                       ----------------------------------
                                       Name:  Angela Hutzel
                                       Title: Assistant Vice President

                                  EXHIBIT INDEX


                  The following exhibits are filed herewith:


Exhibit No.

99.1 Computational Materials and ABS Term Sheets prepared by Salomon Smith Barney Inc.